UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 1, 2006

                          Infinity Capital Group, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



                                    Maryland
                             ----------------------
                 (State or other jurisdiction of incorporation)



        000-30999                                      16-1675285
---------------------------                        -------------------
(Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


              80 Broad Street, 5th Floor, New York, New York 10004
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. RESERVED............................................................1

SECTION 7. REGULATION FD ......................................................1

SECTION 8. OTHER EVENTS........................................................2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

SIGNATURES.....................................................................2


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Not Applicable.


                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD

Not Applicable.

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

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


     On June 1, 2006, the President and Chief Executive Officer of Infinity Capital Group, Inc., a business development company (the "Company") determined that its financial statements for the periods from (i) inception (July 8, 2003) to December 31, 2005 and (ii) January 1, 2006 to March 31, 2006 (collectively the "Financial Statements"), previously filed with the SEC, contained errors as a result of not complying with certain provisions of the AICPA Audit and Accounting Guide for Investment Companies. Previously, the Company had been advised by the staff of the SEC that the Financial Statements contained technical errors.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)       Financial Statements -  None

         Exhibits -    None



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                       ----------------------------------
                                  (Registrant)

                               Dated: June 1, 2006

                             /s/Gregory H. Laborde
                       _________________________________
                          Gregory H. Laborde, President















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